Exhibit 99.36

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 September, 1999
           Series 1999-17, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.458667
                                                      ------------------------
       Weighted average maturity                                       356.16
                                                      ------------------------

A. Amount of distribution allocable to principal and interest: The amounts below are for a Single Certificate of $1,000:
       1.
                                  Principal
           Principal Per       Prepayments Per   Interest Per
     Class  Certificate          Certificate      Certificate    Payout Rate
     -----  -----------          -----------      -----------    -----------
       R   $ 1000.00000000     $  870.70000000  $   5.80000000   %6.96000000
       PO  $    3.82758272     $    2.96648389  $   0.00000000   %0.00000000
       A1  $   13.96385280     $   12.15822320  $   5.83333320   %6.99999984
       A2  $    0.00000000     $    0.00000000  $   5.83333356   %7.00000027
       A3  $    0.00000000     $    0.00000000  $   5.83333328   %6.99999994
       A4  $    7.49215503     $    6.52336360  $   5.83333326   %6.99999992
       A5  $    0.00000000     $    0.00000000  $   5.83333348   %7.00000017
       A6  $   10.50575647     $    9.14728413  $   5.83333356   %7.00000027
       A7  $    0.00000000     $    0.00000000  $   6.04166600   %7.24999920
       A8  $    0.00000000     $    0.00000000  $   0.00000000   %0.00000000
       A9  $    0.00000000     $    0.00000000  $   5.83333268   %6.99999922
       A10 $    0.00000000     $    0.00000000  $   5.83333321   %6.99999986
       A11 $    0.00000000     $    0.00000000  $   5.83333317   %6.99999980
       A12 $   11.73052335     $   10.21367974  $   5.83333336   %7.00000003
       S   $    0.00000000     $    0.00000000  $   0.35271200   %0.42325440
       M   $    0.76627977     $    0.00000000  $   5.83333383   %7.00000060
       B1  $    0.76627845     $    0.00000000  $   5.83333460   %7.00000152
       B2  $    0.76628023     $    0.00000000  $   5.83333570   %7.00000284
       B3  $    0.76627775     $    0.00000000  $   5.83333523   %7.00000228
       B4  $    0.76628205     $    0.00000000  $   5.83333333   %7.00000000
       B5  $    0.76627602     $    0.00000000  $   5.83333770   %7.00000524

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       A5              $       204,794.00

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       34,396.23
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  349,444,970.96
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 1,069
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance           Cusip
-----         -------          -----------------       -------           -----
R    $                 100.00  $            0.00  $              0.00  36157R5R2
PO   $           3,891,829.67  $    3,876,933.37  $            996.17  GEC9917PO
A1   $          25,000,000.00  $   24,650,903.68  $            986.04  36157R5B7
A2   $          14,591,000.00  $   14,591,000.00  $          1,000.00  36157R5C5
A3   $          33,502,466.00  $   33,502,466.00  $          1,000.00  36157R5D3
A4   $          24,260,774.00  $   24,079,008.52  $            992.51  36157R5E1
A5   $          35,107,542.00  $   35,312,335.99  $          1,005.83  36157R5F8
A6   $          15,029,684.00  $   14,871,785.80  $            989.49  36157R5G6
A7   $           5,000,000.00  $    5,000,000.00  $          1,000.00  36157R5H4
A8   $             178,571.00  $      178,571.00  $          1,000.00  36157R5J0
A9   $           5,107,000.00  $    5,107,000.00  $          1,000.00  36157R5K7
A10  $          28,009,360.00  $   28,009,360.00  $          1,000.00  36157R5L5
A11  $          20,500,000.00  $   20,500,000.00  $          1,000.00  36157R5M3
A12  $         127,210,748.00  $  125,718,499.35  $            988.27  36157R5S0
S    $         237,461,299.67  $  236,535,382.53  $            996.10  GEC99017S
M    $           6,677,000.00  $    6,671,883.55  $            999.23  36157R5N1
B1   $           2,636,000.00  $    2,633,980.09  $            999.23  36157R5P6
B2   $           1,406,000.00  $    1,404,922.61  $            999.23  36157R5Q4
B3   $           1,757,000.00  $    1,755,653.65  $            999.23  36157R4V4
B4   $             702,000.00  $      701,462.07  $            999.23  36157R4W2
B5   $             879,878.77  $      879,204.54  $            999.23  36157R4X0

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              14       Principal Balance    $    5,159,920.64
                                --------                          -------------
       2.   60-89 days
            Number              0        Principal Balance    $            0.00
                                --------                           -------------
       3.   90 days or more
            Number              0        Principal Balance    $            0.00
                                --------                           -------------
       4.   In Foreclosure
            Number              0        Principal Balance    $            0.00
                                --------                           -------------
       5.   Real Estate Owned
            Number              0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                       $    3,514,470.00
                                                                 ---------------

       2.   Bankruptcy Loss Amount:                           $      135,910.00
                                                                 ---------------

       3.   Fraud Loss Amount:                                $    3,514,470.00
                                                                 ---------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.